--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 25, 2000
                                                         ----------------


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       1-2207                 38-0471180
     -----------                    --------                ----------
   (State or other                 (Commission            (IRS Employer
   jurisdiction of                 File Number)         Identification No.)
    incorporation)



               280 Park Avenue, New York, New York          10017
          ---------------------------------------------   ----------
             (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code  (212) 451-3000
                                                           --------------



          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Item 2.   Acquisition or Disposition of Assets.

         On October 25, 2000, Triarc Companies, Inc. ("Triarc" and, collectively with its subsidiaries, the "Company") completed the sale (the "Snapple Beverage Sale") of all of the outstanding capital stock of its subsidiaries Snapple Beverage Group, Inc. ("Snapple Beverage Group"), the parent company of Snapple Beverage Corp. ("Snapple"), Mistic Brands, Inc. ("Mistic") and Stewart's Beverages, Inc. ("Stewart's"), and Royal Crown Company, Inc. ("Royal Crown") to affiliates of Cadbury Schweppes plc (the "Purchaser") for $901,250,000 in cash, subject to post-closing adjustment, plus the assumption of $425,112,000 of debt and related accrued interest. A $426,594,000 portion of the cash received was used to repay outstanding obligations under a related senior bank credit facility. In addition, following the closing of the Snapple Beverage Sale payments of approximately $123,638,000 were made by Snapple Beverage Group with respect to Snapple Beverage Group employee stock options.

         Cadbury Schweppes does not have any material relationship with the Company or any of its affiliates, any director or any officer of the Company or any associate of any such director or officer.

         A copy of the Agreement and Plan of Merger relating to the sale of Snapple Beverage Group and Royal Crown was previously filed by the Company as an exhibit to its Current Report on Form 8-K filed on September 20, 2000. A copy of the press release with respect to the closing of the transaction was previously filed by the Company as an exhibit to its Current Report on Form 8-K filed on October 30, 2000.

Item 7.  Financial Statements and Exhibits.

         (b)  Pro Forma Financial Information

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma (i) condensed consolidated balance sheet of the Company as of July 2, 2000 and (ii) condensed consolidated statements of operations of the Company for the year ended January 2, 2000 and the six months ended July 2, 2000 have been prepared by adjusting such financial statements, as derived from (i) the audited consolidated financial statements in Triarc's Annual Report on Form 10-K for the fiscal year ended January 2, 2000 (the "Triarc Form 10-K") and (ii) the unaudited condensed consolidated financial statements in Triarc's Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2000 (the "Triarc Form 10-Q"). Such adjustments are to reflect the sale of Snapple Beverage Group (the Company's premium beverage business) and Royal Crown (the Company's soft drink concentrate business) on October 25, 2000 and the related repayment or assumption of certain debt by the Purchaser, as if such transactions had occurred as of July 2, 2000 for the condensed consolidated balance sheet and as of January 4, 1999 for the condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. The unaudited pro forma condensed consolidated financial statements also should be read in conjunction with (i) the Company's audited consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-K and (ii) the Company's unaudited condensed consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-Q. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had the sale of Snapple Beverage Group and Royal Crown and the related repayment or assumption of certain debt actually been consummated on July 2, 2000 and January 4, 1999, respectively, or of the future financial position or results of operations of the Company.

                     Triarc Companies, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  July 2, 2000



                                                                      As            Pro Forma
                                                                   Reported        Adjustments        Pro Forma
                                                                   --------        -----------        ---------
                                                                                 (In thousands)

                         ASSETS

Current assets:
   Cash and cash equivalents....................................$   153,294       $  882,770  (a)    $  554,617
                                                                                    (467,619) (b)
                                                                                      (6,159) (d)
                                                                                      (2,160) (f)
                                                                                      (5,509) (i)
   Short-term investments.......................................     94,552              --              94,552
   Receivables..................................................    123,205         (113,588) (a)         9,617
   Inventories..................................................     85,011          (85,011) (a)           --
   Deferred income tax benefit..................................     21,786          (12,703) (a)         9,083
   Prepaid expenses and other current assets....................      5,864           (4,867) (a)           997
                                                                -----------       ----------         ----------
       Total current assets.....................................    483,712          185,154            668,866
Investments.....................................................     14,256              --              14,256
Properties......................................................     69,341          (29,488) (a)        39,853
Unamortized costs in excess of net assets
   of acquired companies........................................    256,067         (236,882) (a)        19,185
Trademarks......................................................    245,817         (239,722) (a)         6,095
Other intangible assets.........................................     33,327          (33,040) (a)           287
Deferred costs and other assets.................................     47,942           (7,217) (a)        11,359
                                                                                        (655) (f)
                                                                                     (28,711) (i)
                                                                -----------       ----------         ----------
                                                                $ 1,150,462       $ (390,561)        $  759,901
                                                                ===========       ==========         ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Current portion of long-term debt............................$    42,551       $   (1,737) (a)    $    2,973
                                                                                     (37,841) (b)
   Accounts payable.............................................     75,942          (54,722) (a)         3,320
                                                                                     (17,900) (j)
   Accrued expenses.............................................    128,406          (69,866) (a)       288,352
                                                                                      (9,329) (b)
                                                                                     251,792  (h)
                                                                                     (12,651) (i)
                                                                -----------       ----------         ----------
         Total current liabilities..............................    246,899           47,746            294,645
Long-term debt..................................................    855,912         (300,067) (a)        18,636
                                                                                    (116,760) (a)
                                                                                    (420,449) (b)
Intercompany payable (receivable)...............................        --          (118,282) (a)           --
                                                                                     100,382  (c)
                                                                                      17,900  (j)
Deferred income taxes...........................................     98,740          (61,669) (a)        56,895
                                                                                      19,824  (h)
Deferred income and other liabilities...........................     23,592           (2,667) (a)        16,284
                                                                                       1,476  (e)
                                                                                      (3,750) (a)
                                                                                      (2,367) (g)
Forward purchase obligation for common stock....................     86,186              --              86,186
Stockholders' equity (deficit):
   Common stock.................................................      3,555              --               3,555
   Additional paid-in-capital...................................    204,336              --             204,336
   Retained earnings (accumulated deficit)......................    (83,370)         849,772  (a)       364,752
                                                                                    (100,382) (c)
                                                                                      (6,159) (d)
                                                                                      (1,476) (e)
                                                                                      (2,815) (f)
                                                                                       2,367  (g)
                                                                                    (271,616) (h)
                                                                                     (21,569) (i)
   Treasury stock...............................................   (198,735)             --            (198,735)
   Common stock to be acquired..................................    (86,186)             --             (86,186)
   Accumulated other comprehensive deficit......................       (467)             --                (467)
                                                                -----------       ----------         ----------
         Total stockholders' equity (deficit)...................   (160,867)         448,122            287,255
                                                                -----------       ----------         ----------
                                                                $ 1,150,462       $ (390,561)        $  759,901
                                                                ===========       ==========         ==========




     (a) To reflect the Snapple Beverage Sale for estimated net proceeds aggregating $1,311,362,000, net of estimated related expenses of $15,000,000. Such net proceeds consist of (i) the assumption by the Purchaser of certain debt consisting of (a) $300,000,000 of 10 1/4% senior subordinated notes due 2009 (the "Senior Notes") co-issued by Triarc Consumer Products Group, LLC ("TCPG"), the parent company of Snapple Beverage Group and Royal Crown, and Snapple Beverage Group and accrued interest thereon of $11,832,000 as of July 2, 2000 and (b) Triarc's zero coupon convertible subordinated debentures due 2018 (the "Debentures") of $116,760,000, net of unamortized original issue discount of $243,240,000, as of July 2, 2000 and (ii) cash, which as of July 2, 2000, would have been $882,770,000. The $846,022,000 excess of proceeds over the net assets and liabilities of Snapple Beverage Group and Royal Crown represents a component of the gain on the
          Snapple Beverage Sale. The estimated net proceeds are subject to finalization of post-closing purchase price adjustment provisions of the Snapple Beverage Sale contract. Estimated related expenses are subject to finalization of costs and expenses incurred in connection with the Snapple Beverage Sale for investment banking advisory services, legal and accounting services and other costs and expenses of the transaction as well as transaction related incremental compensation costs and expenses.

     (b) To reflect the payment of outstanding borrowings and accrued interest thereon aggregating $467,619,000 under a senior bank credit facility (the "Beverage Credit Facility") maintained by Snapple, Mistic, Stewart's, Royal Crown and RC/Arby's Corporation ("RC/Arby's"), the parent company of Royal Crown and Arby's, Inc. and a subsidiary of Triarc, repaid in connection with the Snapple Beverage Sale. Such obligations as of July 2, 2000 consisted of $438,290,000 of outstanding term loans, of which $17,841,000 were classified as current and $420,449,000 were classified as non-current, $20,000,000 of outstanding borrowings under a revolving credit facility, all of which were classified as current, and $9,329,000 of accrued interest thereon.

     (c) To reflect non-cash capital contributions to Snapple Beverage Group and Royal Crown, net of a non-cash dividend from Royal Crown, amounting to $100,382,000 made in connection with the Snapple Beverage Sale which increased the investment in Snapple Beverage Group and Royal Crown and thus reduced the pre-tax gain from the Snapple Beverage Sale. Such capital contributions and dividend related to intercompany balances with Snapple Beverage Group and Royal Crown.

     (d) To reflect a $6,159,000 cash payment made in connection with the Snapple Beverage Sale to certain holders of Triarc stock options as a reduction of the pre-tax gain from the Snapple Beverage Sale. Such payment was to employees of Snapple Beverage Group and Royal Crown who were holders of an aggregate of 912,169 Triarc stock options and who chose to give up their Triarc stock options in connection with the Snapple Beverage Sale in consideration for the payment of an amount per option equal to the excess of the closing price of Triarc's common stock on October 20, 2000 over the respective exercise prices of the underlying options.

     (e) To reflect Triarc's obligation to issue its common shares issuable upon any conversion of the Debentures which were assumed by the Purchaser as part of the Snapple Beverage Sale as a reduction of the pre-tax gain from the Snapple Beverage Sale. Such obligation will be accounted for as a written call option (the "Written Call Option"). This adjustment reflects the $1,476,000 estimated fair value of the Written Call Option as determined by independent third party consultants utilizing the Black-Scholes option pricing model. Should Triarc be required to issue any such common shares upon any conversion, Triarc would receive compensation equal to the accreted value of each of the Debentures converted as of that date.

     (f) To reflect the cost associated with certain transactions which will no longer be consummated as a result of the Snapple Beverage Sale, principally a planned initial public offering of Snapple Beverage Group common stock as a reduction of the pre-tax gain from the Snapple Beverage Sale. Such amounts include the write-off of $655,000 of deferred costs as of July 2, 2000 and estimated additional unpaid costs as of July 2, 2000 of $2,160,000.

     (g) To reflect the reversal of previously accrued liabilities at Triarc no longer required as a result of the Snapple Beverage Sale as an increase to the pre-tax gain from the Snapple Beverage Sale.

     (h) To reflect a provision for income taxes of $271,616,000 on the estimated $741,307,000 net pre-tax gain determined as of July 2, 2000 resulting from the Snapple Beverage Sale resulting from the adjustments above. Such provision consists of (i) a current income tax liability of $251,792,000 resulting from the pre-tax gain for income tax purposes on the Snapple Beverage Sale as of July 2, 2000 and (ii) the utilization of $19,824,000 of non-current deferred income tax assets included as a component of "Deferred income taxes." The tax provision does not reflect an election to treat the transaction as an asset sale in lieu of a stock sale under section 338(h)(10) of the Internal Revenue Code or any payment by the Purchaser with respect thereto. The determination of such gain based on account balances as of July 2, 2000, is preliminary, is subject to changes in the balances of the investments in Snapple Beverage Group and Royal Crown between July 2, 2000 and the October 25, 2000 sale date and is subject to finalization of post-closing purchase price adjustment provisions of the Snapple Beverage Sale contract, finalization of estimated related expenses incurred in connection with the Snapple Beverage Sale as discussed in (a) above, and, as such, such gain is not necessarily indicative of the gain that will actually be recognized for the Snapple Beverage Sale.

     (i) To reflect an extraordinary charge of $21,569,000 determined as of July 2, 2000 for the early assumption or extinguishment, as applicable, of the Senior Notes (see (a) above), the Debentures (see
          (a) above) and the obligations under the Beverage Credit Facility (see
          (b) above). Such charges consisted of (i) the write-off of previously unamortized deferred financing costs of $28,711,000 and (ii) the payment of prepayment penalties of $5,509,000, net of income tax benefit of $12,651,000.

     (j) To reverse current liabilities related to raw materials purchased from third party vendors by Triarc on behalf of Snapple Beverage Group and Royal Crown and Triarc's corresponding intercompany receivable since such liabilities were assumed by Snapple Beverage Group and Royal Crown upon the Snapple Beverage Sale.

                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year Ended January 2, 2000



                                                              As               Pro Forma
                                                           Reported           Adjustments       Pro Forma
                                                           --------           -----------       ---------
                                                                 (In thousands, except per share amounts)

Revenues:
   Net sales............................................$     770,943      $    (770,943) (a)  $       --
   Royalties, franchise fees and other revenues.........       83,029             (1,243) (a)       81,786
                                                        -------------      -------------       -----------
                                                              853,972           (772,186)           81,786
                                                        -------------      -------------       -----------
Costs and expenses:
   Costs of sales, excluding depreciation and
     amortization related to sales......................      407,708           (407,708) (a)          --
   Advertising, selling and distribution................      201,451           (200,990) (a)          461
   General and administrative...........................      121,779            (60,194) (a)       61,585
   Depreciation and amortization, excluding
     amortization of deferred financing costs...........       35,315            (29,892) (a)        5,423
   Capital structure reorganization related charges.....        5,474             (3,348) (a)        2,126
   Credit related to post-acquisition transition,
     integration and changes to business strategies.....         (549)               549  (a)           --
   Facilities relocation and corporate restructuring
     credits............................................         (461)               158  (a)         (303)
                                                        -------------      -------------       -----------
                                                              770,717           (701,425)           69,292
                                                        -------------      -------------       -----------
     Operating profit...................................       83,255            (70,761)           12,494
Interest expense........................................      (84,257)            55,168  (a)       (6,260)
                                                                                   7,102  (b)
                                                                                  15,727  (c)
Investment income, net..................................       18,468             (1,564) (a)       16,904
Gain on sale of businesses, net.........................          655                533  (a)        1,188
Other income, net.......................................        3,559             (1,276) (a)        2,283
                                                        -------------      --------------      -----------
     Income from continuing operations before
       income taxes.....................................       21,680              4,929            26,609
Provision for income taxes..............................      (12,945)            13,173  (a)       (7,834)
                                                                                  (8,062) (d)
                                                        -------------      -------------       -----------
     Income from continuing operations..................$       8,735      $      10,040       $    18,775
                                                        =============      =============       ===========

Income from continuing operations per share:

     Basic..............................................$        .34   (e)                     $       .72  (e)
                                                        ============                           ===========
     Diluted............................................$        .32   (e)                     $       .70  (e)
                                                        ============                           ===========


                     Triarc Companies, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Six Months Ended July 2, 2000



                                                                As                Pro Forma
                                                             Reported            Adjustments        Pro Forma
                                                             --------            -----------        ---------
                                                                  (In thousands, except per share amounts)

Revenues:
   Net sales...............................................$    414,867         $   (414,867)  (a) $      --
   Royalties, franchise fees and other revenues............      41,320                 (642)  (a)     40,678
                                                           ------------         ------------       ----------
                                                                456,187             (415,509)          40,678
                                                           ------------         ------------       ----------
Costs and expenses:
   Cost of sales, excluding depreciation and
     amortization related to sales.........................     217,567             (217,567)  (a)        --
   Advertising, selling and distribution...................     114,618             (114,443)  (a)        175
   General and administrative..............................      64,447              (32,270)  (a)     32,177
   Depreciation and amortization, excluding
     amortization of deferred financing costs..............      18,465              (15,751)  (a)      2,714
   Capital structure reorganization related charges........         649                 (408)  (a)        241
                                                           ------------         ------------       ----------
                                                                415,746             (380,439)          35,307
                                                           ------------         ------------       ----------
     Operating profit......................................      40,441              (35,070)           5,371
Interest expense...........................................     (46,618)              29,439   (a)     (1,243)
                                                                                       3,729   (b)
                                                                                      12,207   (c)
Investment income, net.....................................      21,488                 (416)  (a)     21,072
Other income, net..........................................         934                 (699)  (a)        235
                                                           ------------         ------------       ----------
     Income from continuing operations before
       income taxes........................................      16,245                9,190           25,435
Provision for income taxes.................................      (8,935)               4,037   (a)    (10,513)
                                                                                      (5,615)  (d)
                                                           ------------         ------------       ----------
     Income from continuing operations.....................$      7,310         $      7,612       $   14,922
                                                           ============         ============       ==========

Income from continuing operations per share:

     Basic.................................................$       .31   (e)                       $      .62  (e)
                                                           ===========                             ==========
     Diluted...............................................$       .29   (e)                       $      .59  (e)
                                                           ===========                             ==========



     (a)  To  eliminate  the  results  of  operations  of the  premium  beverage business and the soft drink concentrate business aggregating $4,727,000 and $2,709,000 for the year ended January 2, 2000 and the six months ended July 2, 2000, respectively, since it is assumed the Snapple Beverage Sale occurred on January 4, 1999.

     (b) To eliminate interest expense, consisting of amortization of original issue discount and deferred financing costs, accounted for by Triarc on the Debentures which are being assumed by the Purchaser since it is assumed the Debentures were assumed on January 4, 1999.

     (c) To eliminate interest expense, including amortization of deferred financing costs, accounted for by TCPG on the Senior Notes which are being assumed by the Purchaser since it is assumed the Senior Notes were assumed on January 4, 1999. Such elimination of interest expense on the Senior Notes has been reduced by intercompany interest expense on related intercompany debt to TCPG aggregating $11,002,000 and $3,915,000 for the year ended January 2, 2000 and the six months ended July 2, 2000, respectively. For the year ended January 2, 2000 such elimination of interest expense has also been reduced by $1,350,000 of interest expense on the Senior Notes which was allocated to the restaurant franchising business in the historical financial statements of the restaurant franchising business.

     (d)  To eliminate the income tax benefit  related to adjustments in (b) and
          (c) above, as applicable, at the incremental weighted average Federal and State income tax rates of 35.3% and 35.2% for the year ended January 2, 2000 and the six months ended July 2, 2000, respectively, based on the entities to which the adjustments related.

     (e) As reported and pro forma basic and diluted income from continuing operations per share has been computed by dividing the as reported and pro forma income from continuing operations by the shares as follows (in thousands):

                                                                     Six Months
                                                         Year Ended     Ended
                                                         January 2,    July 2,
                                                            2000        2000
                                                            ----        ----
          Basic:
              Weighted average common shares
                 outstanding............................   26,015      23,880
                                                           ======      ======

          Diluted:
              Common shares for basic income
                 per share..............................   26,015      23,880
              Additional common shares from
                 (1) the effect of dilutive stock
                     options computed using the
                     treasury stock method and...........      818         873
                 (2) the effect of a dilutive forward
                     purchase obligation for common
                     stock...............................     110         363
                                                         --------     -------
                                                           26,943      25,116
                                                         ========     =======

          The Written Call Option for common stock recorded in connection with the Snapple Beverage Sale was not used in the calculation of diluted income per share since the inclusion of such shares would have had an antidilutive effect.

Note: Income from continuing operations excludes $469,691,000 of estimated gain on the Snapple Beverage Sale, net of income taxes and a $21,569,000 extraordinary charge for the early extinguishment of debt, net of taxes determined as of July 2, 2000. Such amounts, as determined as of the October 25, 2000 sales date, will be recognized during the Company's fiscal quarter ended December 31, 2000 as income from discontinued operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRIARC COMPANIES, INC.



Date: November 9, 2000                    By:   /s/ Fred H. Schaefer
                                                ---------------------
                                                Fred H. Schaefer
                                                Vice President and
                                                Chief Accounting Officer